FINANCE AND ACCRETION EXPENSES	12 Months Ended
Dec. 31, 2024
Disclosure Of Finance And Accretion Expenses [Abstract]
FINANCE AND ACCRETION EXPENSES [Text Block]

9. FINANCE AND ACCRETION EXPENSES

	Years ended December 31,
	2024	2023
Interest expense	61,886	48,181
Amortization of deferred financing charges	2,515	2,791
Finance income	(5,175)	(2,972)
Loss on settlement of long-term debt (Note 17a)	4,646	-
Less: interest expense capitalized (Note 14)	(23,060)	(8,865)
Finance expenses, net	40,812	39,135
Accretion on deferred revenue (Note 19)	7,244	6,652
Accretion on PER (Note 20)	2,780	2,328
Accretion and fair value adjustment on Cariboo consideration payable (Note 3)	23,920	1,779
Accretion and fair value adjustment on Florence royalty obligation (Note 18)	12,993	-
Accretion expenses	46,937	10,759

For the year ended December 31, 2024, interest expense includes $1,378 (2023 - $1,945) from lease liabilities and lease related obligations.

As part of the senior secured notes refinancing completed in April 2024, the Company redeemed its US$400 million aggregate principal amount of senior secured notes (the "2026 Notes") on April 23, 2024, which resulted in an accounting loss of $4,646 due to the accumulated write-off of deferred financing costs. $1,742 of the accounting loss was capitalized to the Florence Copper development costs, as further discussed below.

The Company also paid a one-time redemption call premium of $9,571 on the settlement of the 2026 Notes, which is not included in net financing expenses shown above.

For the year ended December 31, 2024, $23,060 (2023 - $8,865) of borrowing costs have been capitalized to Florence Copper development costs (Note 14).